SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) - December 7, 2001
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                              EQUIDYNE CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-9922                  04-2608713
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

     11770 Bernardo Plaza Court, Suite 351, San Diego CA            92128
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          (Address of principal executive offices)               (zip code)


       Registrant's telephone number, including area code - (858) 451-7001
                                                            --------------

                      238 Littleton Road, Westford MA 01886
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          (Former Name or Former Address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  On December 7, 2001, the Board of Directors and the Audit Committee of Equidyne Corporation (the "Company"), at special meetings, unanimously resolved to appoint King Griffin & Adamson P.C., Dallas Texas, as the Company's independent certifying accountants for the fiscal year ending July 31, 2002. The Company chose to dismiss Ernst & Young LLP ("E&Y"), the independent accountants which had audited the financial statements of the Company for the years ended July 31, 2001 and 2000.

                  The reports of E&Y on the Company's consolidated financial statements for the years ended July 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  In connection with the audits for the years ended July 31, 2001 and 2000 and through December 7, 2001, there were no disagreements with E&Y on any matter of the Company's accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the consolidated financial statements for such years, except as described in the following paragraph:

                  During fiscal year 2001 and through November 16, 2001, the Company's Audit Committee conducted certain inquiry and assessment activities related to matters of corporate authority and transactions involving former management, including the retention of Special Counsel to the Audit Committee. The Audit Committee had advised E&Y on several occasions that it expected its inquiry and assessment activities, and the report of its findings thereon, would be completed by the required filing date of the Company's Form 10-KSB and made available to E&Y. On October 19, 2001, the Audit Committee advised E&Y that its inquiry and assessment activities were not expected to be complete and a report thereon would not be issued by the required filing date of the Company's Form 10-KSB. E&Y advised the Audit Committee that it would be unable to render an opinion on the Company's consolidated financial statements for the year ended July 31, 2001 until the inquiry and assessment activities were completed, a report of the findings thereon issued and such findings considered, as appropriate. On November 16, 2001, the Audit Committee concluded its inquiry and assessment activities and issued its report thereon with its findings. The Company has authorized E&Y to respond fully to the successor auditor regarding this matter.

                  The Company has requested and received from E&Y a letter, dated December 14, 2001, addressed to the Securities and Exchange Commission stating that E&Y agrees with the above statements. A copy of the E&Y letter is attached as an exhibit to the report.

                  On December 7, 2001, the Company engaged King Griffin & Adamson P.C. as its new independent accountants to audit the Company's financial statements for the year ending July 31, 2002. During the Company's two most recent fiscal years and any subsequent interim period prior to engaging such accountants, the Company has not consulted with King Griffin & Adamson P.C. regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.


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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              16.1 Letter on change in certifying accountant from Ernst & Young LLP, addressed to the Securities and Exchange Commission, dated December 14, 2001.


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


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUIDYNE CORPORATION
                                       --------------------
                                       (Registrant)


Dated:  December 14, 2001              By  /s/ Jeffery B. Weinress
                                           -------------------------------------
                                           Jeffery B. Weinress,
                                           Chief Financial Officer and Treasurer



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